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                                                                    Exhibit 3.42

Filing Fee:  $100.00                                  ID Number_______________

[State Seal]

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                        Office of the Secretary of State
                              Corporations Division
                              100 North Main Street
                       Providence, Rhode Island 02903-1335

                               LIMITED PARTNERSHIP

                               ___________________

                       CERTIFICATE OF LIMITED PARTNERSHIP
                       (To Be Filed In Duplicate Original)

The undersigned, desiring to form a limited partnership under and by virtue of the powers conferred by Section 7-13-8 of the General Laws, 1956, as amended, do execute the following Certificate of Limited Partnership:

1.   The name of the limited partnership shall be:

     __________________________________________________________________________
          (The name must contain the words "limited partnership" or the letters and punctuation "L.P.")

2. The address of the specified office in this state where the records of the limited partnership shall be kept is:

     __________________________________________________________________________


3.   The name and address of the specified agent for service of process is:
     ______________________________
            (Name of Agent)

     _________________________________________ _________________, RI __________
           (Street Address, not P.O. Box)         (City/Town)        (Zip Code)

4.   The name and business address of each general partner is:

            General Partner                Business Address

     ____________________________      ________________________________________

     ____________________________      ________________________________________

     ____________________________      ________________________________________

     ____________________________      ________________________________________

     ____________________________      ________________________________________

     ____________________________      ________________________________________

     ____________________________      ________________________________________

5.   The mailing address for the limited partnership is:_______________________
                                                           (Street Address)

     __________________________________________, ____________________ _________
                   (City/Town)                         (State)       (Zip Code)

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6.   Any other matters the partners determine to include herein:

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________
       (if additional space is required, please list on separate attachment.)


                                         Under penalty of perjury, I/we declare
                                         and affirm that I/we have examined this
                                         Certificate of Limited Partnership,
                                         including any accompanying attachments,
                                         and that all statements contained
                                         herein are true and correct.

Date: __________________                 By ___________________________________

                                         By ___________________________________

                                         By ___________________________________

                                         By ___________________________________

                                         By ___________________________________
                                                Signature(s) of all general
                                                  partners named herein